                                             Exhibit 99.1
Web.com Group, Inc.
12808 Gran Bay Parkway West
Jacksonville, FL 32258
T 904 680 6600
F 904 880 0350
NASDAQ: WWWW

Web.com Reports Third Quarter 2015 Financial Results

•	Third quarter revenue and profitability exceeded high end of guidance

•	Generated $35.2 million of operating cash flow, up 40% year over year

•	Repurchased 483,000 shares for $11.0 million and reduced debt by $20.0 million

•	3.3 million subscribers with 15,000 net additions

JACKSONVILLE, Fla. - October 29, 2015 - Web.com Group, Inc. (NASDAQ: WWWW), a leading provider of Internet services and online marketing solutions for small businesses, today announced results for the third quarter ended September 30, 2015.

“Web.com posted solid results for the third quarter with both revenue and earnings exceeding the high end of our guidance. We are making consistent progress executing our strategy of positioning Web.com as the leading provider of value added, online marketing services for small businesses. Increasingly, small businesses are looking for online marketing solutions that drive greater customer engagement and sales. We believe Web.com is well positioned to benefit from this large and growing market opportunity," said David L. Brown, chairman, chief executive officer and president of Web.com.

Brown added, "We are pleased to deliver another quarter of strong cash flow having generated $31.9 million of free cash flow that was used to repurchase stock and reduce leverage. We will continue to invest for growth, while using our strong balance sheet and cash flow to create shareholder value."

Summary of Third Quarter 2015 Financial Results:

•
Total revenue, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $136.8 million for the third quarter of 2015, compared to $137.4 million for the third quarter of 2014. Non-GAAP revenue was $140.4 million for the third quarter of 2015, compared to $143.8 million in the year-ago quarter, and above the high end of the Company's guidance range of $138.5 million to $140.0 million.

•
GAAP operating income was $16.7 million for the third quarter of 2015, compared to $9.3 million for the third quarter of 2014. Non-GAAP operating income was $35.3 million for the third quarter of 2015, representing a 25% non-GAAP operating margin, compared to $38.1 million for the third quarter of 2014, representing a 27% non-GAAP operating margin.

•
GAAP net income was $6.1 million, or $0.12 per diluted share, for the third quarter of 2015. GAAP net loss was $3.4 million, or $0.07 per diluted share, for the third quarter of 2014. Non-GAAP net income was $32.5 million for the third quarter of 2015, or $0.62 per diluted share, exceeding the high end of the Company's guidance of $31.2 million to $32.2 million, or $0.59 to $0.61 per diluted share. The Company had non-GAAP net income of $33.9 million, or $0.63 per diluted share, for the third quarter of 2014.

•
Adjusted EBITDA was $39.3 million for the third quarter of 2015, compared to $41.8 million for the third quarter of 2014, representing a 28% and 29% adjusted EBITDA margin during three months ended September 30, 2015 and 2014, respectively.

•	The Company generated cash from operations of $35.2 million for the third quarter of 2015, compared to $25.1 million of cash flow from operations for the third quarter of 2014.

Third Quarter and Recent Business Highlights:

•	Web.com's total net subscribers were approximately 3,331,000 at the end of the third quarter of 2015, up approximately 15,000 from the end of the second quarter of 2015.

•
Web.com's average revenue per user (ARPU) was $13.90 for the third quarter of 2015 compared to $14.60 for the third quarter of 2014. ARPU was down sequentially during the third quarter of 2015 from $13.91 during the second quarter of 2015.

•	Web.com's trailing twelve month customer retention rate was 87.6% for the third quarter of 2015. This is in line with recent levels of high customer retention.

•	Web.com used $20.0 million in cash to reduce debt during the third quarter of 2015.

•	Repurchased 483,000 shares for $11.0 million in the third quarter of 2015.

Conference Call Information
Management will host a conference call today, October 29, 2015, at 5:00 p.m. ET, to discuss Web.com's third quarter financial results and current business outlook. There will be an accompanying slide presentation which will be available on the Investor Relations page of Web.com's website (http://ir.web.com), along with a live webcast and replay of the call. To access the call, dial 877-407-0789 (domestic) or 201-689-8562 (international). A replay of this conference call will be available until November 5, 2015, at 877-870-5176 (domestic) or 858-384-5517 (international). The replay conference ID is 13622194.

About Web.com
Web.com Group, Inc. (Nasdaq: WWWW) provides a full range of Internet services to small businesses to help them compete and succeed online. Web.com meets the needs of small businesses anywhere along their lifecycle with affordable, subscription-based solutions including domains, hosting, website design and management, search engine optimization, online marketing campaigns, local sales leads, social media, mobile products and eCommerce solutions. For more information, please visit www.web.com; follow Web.com on Twitter @webdotcom or on Facebook at facebook.com/web.com.

Note to Editors: Web.com is a registered trademark of Web.com Group, Inc.

Use of Non-GAAP Financial Measures
Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Web.com believes presenting non-GAAP measures is useful to investors, because it describes the operating performance of the company, in ways that management views or uses to assess the performance of the Company. Web.com's management uses these non-GAAP measures as important indicators of the Company's past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.
You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.
Relative to each of the non-GAAP measures Web.com presents, management further sets forth its rationale as follows:

•
Non-GAAP Revenue. Web.com excludes from non-GAAP revenue the impact of the fair value adjustment to amortized deferred revenue because we believe that excluding such measures helps management and investors better understand our revenue trends.

•
Non-GAAP Operating Income and Non-GAAP Operating Margin. Web.com excludes from non-GAAP operating income and non-GAAP operating margin, amortization of intangibles, fair value adjustment to deferred revenue and deferred expense, restructuring expenses, corporate development expenses, and stock-based compensation charges. Management believes that excluding these items assists management and investors in evaluating period-over-period changes in Web.com's operating income without the impact of items that are not a result of the Company's day-to-day business and operations.

•
Non-GAAP Net Income and Non-GAAP Net Income Per Basic and Diluted Share. Web.com excludes from non-GAAP net income and non-GAAP net income per basic and diluted share amortization of intangibles, income tax provision, fair value adjustment to deferred revenue and deferred expense, restructuring expenses, corporate development expenses, amortization of debt discounts and fees, and stock-based compensation, and includes estimated cash income tax payments, because management believes that adjusting for such measures helps management and investors better understand the Company's operating activities.

•
Adjusted EBITDA and Adjusted EBITDA Margin. Web.com excludes from adjusted EBITDA and adjusted EBITDA margin depreciation expense, amortization of intangibles, income tax provision, interest expense, interest income, stock-based compensation, fair value adjustments to deferred revenue and deferred expense, corporate development expenses and restructuring expenses, because management believes that excluding such items helps investors better understand the Company's operating activities.

•
Non-GAAP Gross Profit and Non-GAAP Gross Margin. Web.com excludes from non-GAAP gross profit and non-GAAP gross margin, fair value adjustment to deferred revenue and deferred expense, and stock based compensation charges. Management believes that excluding these items assists management and investors in evaluating period-over-period changes in Web.com's gross profit and gross margin without the impact of items that are not a result of the Company's day-to-day business operations.

•
Free Cash Flow. Free cash flow is a non-GAAP financial measure that Web.com uses and defines as net cash provided by operating activities less capital expenditures. The Company considers free cash flow to be a liquidity measure which provides useful information to management and investors about the amount of cash generated by the business after the acquisition of property and equipment, which can then be used for investment opportunities.

In respect of the foregoing, Web.com provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

•
Stock-based compensation. These expenses consist of expenses for employee stock options and employee awards under Accounting Standards Codification ("ASC") 718-10. While stock-based compensation expense calculated in accordance with ASC 718-10 constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because such expense is not used by management to assess the core profitability of the Company's business operations. Web.com further believes these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Amortization of intangibles. Web.com incurs amortization of acquired intangibles under ASC 805-10-65. Acquired intangibles primarily consist of customer relationships, customer lists, non-compete agreements, trade names, and developed technology. Web.com expects to amortize for accounting purposes the fair value of the acquired intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue, the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Depreciation expense. Web.com records depreciation expense associated with its fixed assets. Although its fixed assets generate revenue for Web.com, the item is excluded because management believes certain non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Amortization of debt discounts and fees. Web.com incurs amortization expense related to debt discounts and deferred financing fees. The difference between the effective interest expense and the coupon interest expense (i.e. debt discount), as well as, amortized deferred financing fees are excluded because Web.com believes the non-GAAP measures excluding these items provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Restructuring expense. Web.com has recorded restructuring expenses and excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company's business operations.

•
Income tax expense. Due to the magnitude of Web.com's historical net operating losses and related deferred tax asset, the Company excludes income tax from its non-GAAP measures primarily because it is not indicative of the actual tax to be paid by the Company and therefore is not reflective of ongoing operating results. The Company believes that excluding this item provides meaningful supplemental information regarding the Company's operational performance and facilitates management's internal comparisons to the Company's historical operating results and comparisons to the Company's competitors' operating results. The Company includes the estimated tax that the Company expects to pay for operations during the periods presented.

•
Fair value adjustment to deferred revenue and deferred expense. Web.com has recorded a fair value adjustment to acquired deferred revenue and deferred expense in accordance with ASC 805-10-65. Web.com excludes the impact of these adjustments from its non-GAAP measures, because doing so results in non-GAAP revenue and non-GAAP net income which are reflective of ongoing operating results and more comparable to historical operating results, since the majority of the Company's revenue is recurring subscription revenue. Excluding the fair value adjustment to deferred revenue and deferred expense therefore facilitates management's internal comparisons to Web.com's historical operating results.

•
Corporate development expenses. Web.com incurred expenses relating to acquisitions and the successful integration of acquisitions. Web.com excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company's business operations.

Forward-Looking Statements

This press release includes certain "forward-looking statements" including, without limitation, statements regarding the size of the market opportunity for Web.com's products to small businesses, and whether such products can generate improved revenue growth and profitability for Web.com, statements regarding whether Web.com's products are a unique value proposition, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. These statements are sometimes identified by words such as “believe,” “opportunities,” or words of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Web.com's actual results could differ materially from those anticipated in these forward-looking statements. These statements are based on Web.com's current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, risks related to the successful offering of the products and services of Web.com; and other risks that may impact Web.com's business. Other risk factors are set forth under the caption, "Risk Factors," in Web.com's Annual Report on Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarter ended June 30, 2015, as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Contacts
Investors:
Ira Berger
904-680-6909
Ira.Berger@web.com

Media:
John Herbkersman
904-251-6297
jherbkersman@web.com

Source: Web.com

Web.com Group, Inc.
Consolidated Statements of Comprehensive Income (Loss)
(in thousands, except for per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014

Revenue	$136,821	$137,407	$405,141	$409,426
Cost of Revenue	46,410	47,925	142,214	143,111

Gross profit	90,411	89,482	262,927	266,315

Operating expenses:
Sales and marketing	35,033	37,454	106,392	111,697
Technology and development	6,043	7,161	17,703	22,050
General and administrative	18,756	15,257	54,240	44,029
Restructuring expense	—	—	335	—
Depreciation and amortization	13,846	20,349	41,439	59,381
Total operating expenses	73,678	80,221	220,109	237,157
Income from operations	16,733	9,261	42,818	29,158

Interest expense, net	(4,966)	(6,592)	(15,398)	(21,384)
Loss from debt extinguishment	—	(1,838)	—	(1,838)
Net income before income taxes	11,767	831	27,420	5,936
Income tax expense	(5,673)	(4,250)	(14,437)	(9,658)
Net income (loss)	$6,094	$(3,419)	$12,983	$(3,722)

Other comprehensive income (loss):
Foreign currency translation adjustments	(524)	(755)	(434)	(755)
Unrealized loss on investments, net of tax	(30)	(10)	(29)	(8)
Total comprehensive income (loss)	$5,540	$(4,184)	$12,520	$(4,485)

Basic earnings per share:
Net income (loss) per basic common share	$0.12	$(0.07)	$0.26	$(0.07)
Diluted earnings per share:
Net income (loss) per diluted common share	$0.12	$(0.07)	$0.25	$(0.07)

Web.com Group, Inc.
Consolidated Balance Sheets
(in thousands, except share amounts)

	September 30, 2015	December 31, 2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$18,393	$22,485
Accounts receivable, net of allowance of $1,819 and $1,705, respectively	13,157	16,932
Prepaid expenses	11,815	10,550
Deferred expenses	61,955	62,818
Deferred taxes	20,501	23,750
Other current assets	4,679	5,012
Total current assets	130,500	141,547

Property and equipment, net	42,363	44,000
Deferred expenses	48,983	50,901
Goodwill	639,328	639,564
Intangible assets, net	328,088	357,819
Other assets	4,892	4,575
Total assets	$1,194,154	$1,238,406

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$6,369	$9,940
Accrued expenses	16,099	14,937
Accrued compensation and benefits	13,248	5,997
Deferred revenue	221,680	217,394
Current portion of debt	9,929	6,197
Other liabilities	4,389	5,069
Total current liabilities	271,714	259,534

Deferred revenue	190,266	185,338
Long-term debt	438,197	501,085
Deferred tax liabilities	121,703	111,503
Other long-term liabilities	7,082	6,856
Total liabilities	1,028,962	1,064,316
Stockholders' equity:
Common stock, $0.001 par value per share: 150,000,000 shares authorized, 50,977,615 and 52,108,719 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	51	52
Additional paid-in capital	562,125	552,991
Treasury stock at cost, 1,843,802 shares as of September 30, 2015 and 395,395 shares as of December 31, 2014	(37,526)	(6,975)
Accumulated other comprehensive loss	(1,856)	(1,393)
Accumulated deficit	(357,602)	(370,585)
Total stockholders' equity	165,192	174,090
Total liabilities and stockholders' equity	$1,194,154	$1,238,406

Web.com Group, Inc.
Reconciliations of GAAP to Non-GAAP Results
(in thousands, except for per share data)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Reconciliation of GAAP revenue to non-GAAP revenue
GAAP revenue	$136,821	$137,407	$405,141	$409,426
Fair value adjustment to deferred revenue	3,547	6,425	12,892	20,308
Non-GAAP revenue	$140,368	$143,832	$418,033	$429,734

Reconciliation of GAAP net income (loss) to non-GAAP net income
GAAP net income (loss)	$6,094	$(3,419)	$12,983	$(3,722)
Amortization of intangibles	9,827	16,653	29,466	49,157
Stock based compensation	5,067	5,085	15,251	14,527
Income tax expense	5,673	4,250	14,437	9,658
Restructuring expense	—	—	335	—
Corporate development	—	459	597	499
Amortization of debt discounts and fees	2,872	2,678	8,492	8,186
Cash income tax expense	(725)	(345)	(1,512)	(744)
Fair value adjustment to deferred revenue	3,547	6,425	12,892	20,308
Fair value adjustment to deferred expense	147	242	504	812
Loss on debt extinguishment	—	1,838	—	1,838
Non-GAAP net income	$32,502	$33,866	$93,445	$100,519

Reconciliation of GAAP net income (loss) per basic share to non-GAAP net income per basic share
GAAP net income (loss) per basic share	$0.12	$(0.07)	$0.26	$(0.07)
Amortization of intangibles	0.20	0.33	0.57	0.96
Stock based compensation	0.10	0.10	0.30	0.29
Income tax expense	0.11	0.08	0.29	0.19
Restructuring expense	—	—	0.01	—
Corporate development	—	0.01	0.01	0.01
Amortization of debt discounts and fees	0.06	0.05	0.17	0.15
Cash income tax expense	(0.01)	(0.01)	(0.03)	(0.01)
Fair value adjustment to deferred revenue	0.07	0.13	0.26	0.40
Fair value adjustment to deferred expense	—	—	0.01	0.02
Loss on debt extinguishment	—	0.04	—	0.04
Non-GAAP net income per basic share	$0.65	$0.66	$1.85	$1.98

Diluted weighted average shares
Diluted shares:
Basic weighted average common shares	50,035	51,234	50,420	50,794
Diluted stock options	1,907	2,166	1,704	3,049
Diluted restricted stock	370	381	353	583
Total diluted weighted average common shares	52,312	53,781	52,477	54,426

	Three months ended September 30,		Nine months ended September 30,
Reconciliation of GAAP net income (loss) per diluted share to non-GAAP net income per diluted share	2015	2014	2015	2014
GAAP net income (loss) per diluted share	$0.12	$(0.07)	$0.25	$(0.07)
Diluted equity	—	0.01	—	—
Amortization of intangibles	0.18	0.31	0.55	0.91
Stock based compensation	0.10	0.10	0.29	0.27
Income tax expense	0.11	0.08	0.28	0.18
Restructuring expense	—	—	0.01	—
Corporate development	—	0.01	0.01	0.01
Amortization of debt discounts and fees	0.05	0.05	0.16	0.15
Cash income tax expense	(0.01)	(0.01)	(0.03)	(0.01)
Fair value adjustment to deferred revenue	0.07	0.12	0.25	0.37
Fair value adjustment to deferred expense	—	—	0.01	0.01
Loss on debt extinguishment	—	0.03	—	0.03
Non-GAAP net income per diluted share	$0.62	$0.63	$1.78	$1.85

Reconciliation of GAAP operating income to non-GAAP operating income
GAAP operating income	$16,733	$9,261	$42,818	$29,158
Amortization of intangibles	9,827	16,653	29,466	49,157
Stock based compensation	5,067	5,085	15,251	14,527
Restructuring expense	—	—	335	—
Corporate development	—	459	597	499
Fair value adjustment to deferred revenue	3,547	6,425	12,892	20,308
Fair value adjustment to deferred expense	147	242	504	812
Non-GAAP operating income	$35,321	$38,125	$101,863	$114,461

Reconciliation of GAAP operating margin to non-GAAP operating margin
GAAP operating margin	12%	7%	11%	7%
Amortization of intangibles	6	11	6	12
Stock based compensation	4	4	4	3
Restructuring expense	—	—	—	—
Corporate development	—	—	—	—
Fair value adjustment to deferred revenue	3	5	3	5
Fair value adjustment to deferred expense	—	—	—	—
Non-GAAP operating margin	25%	27%	24%	27%

	Three months ended September 30,		Nine months ended September 30,
Reconciliation of GAAP operating income to adjusted EBITDA	2015	2014	2015	2014
GAAP operating income	$16,733	$9,261	$42,818	$29,158
Depreciation and amortization	13,846	20,349	41,439	59,381
Stock based compensation	5,067	5,085	15,251	14,527
Restructuring expense	—	—	335	—
Corporate development	—	459	597	499
Fair value adjustment to deferred revenue	3,547	6,425	12,892	20,308
Fair value adjustment to deferred expense	147	242	504	812
Adjusted EBITDA	$39,340	$41,821	$113,836	$124,685

Reconciliation of GAAP operating margin to adjusted EBITDA margin
GAAP operating margin	12%	7%	11%	7%
Depreciation and amortization	9	14	9	14
Stock based compensation	4	4	4	3
Restructuring expense	—	—	—	—
Corporate development	—	—	—	—
Fair value adjustment to deferred revenue	3	4	3	5
Fair value adjustment to deferred expense	—	—	—	—
Adjusted EBITDA margin	28%	29%	27%	29%

Reconciliation of GAAP gross profit to non-GAAP gross profit
Gross Profit	$90,411	$89,482	$262,927	$266,315
Fair value adjustment to deferred revenue	3,547	6,425	12,892	20,308
Fair value adjustment to deferred cost	147	242	504	812
Stock based compensation	467	523	1,487	1,545
Non-GAAP gross profit	$94,572	$96,672	$277,810	$288,980
Non-GAAP gross margin	67%	67%	66%	67%

Reconciliation of net cash provided by operating activities to free cash flow
Net cash provided by operating activities	$35,159	$25,107	$112,570	$80,856
Capital expenditures	(3,246)	(4,557)	(11,157)	(12,784)
Free cash flow	$31,913	$20,550	$101,413	$68,072

Revenue
Subscription	$135,020	$135,125	$399,166	$402,954
Professional services and other	1,801	2,282	5,975	6,472
Total	$136,821	$137,407	$405,141	$409,426

Stock based compensation
Cost of revenue	$467	$523	$1,487	$1,545
Sales and marketing	1,160	1,246	3,609	3,648
Technology and development	771	815	2,281	2,360
General and administrative	2,669	2,501	7,874	6,974
Total	$5,067	$5,085	$15,251	$14,527

Web.com Group, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Cash flows from operating activities
Net income (loss)	$6,094	$(3,419)	$12,983	$(3,722)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss from debt extinguishment	—	1,249	—	1,249
Depreciation and amortization	13,846	20,349	41,439	59,381
Stock based compensation	5,067	5,085	15,251	14,527
Deferred income taxes	5,411	3,886	13,458	8,860
Amortization of debt discounts and issuance costs	2,872	2,667	8,492	8,175
Changes in operating assets and liabilities:
Accounts receivable, net	1,118	(576)	3,761	(2,814)
Prepaid expenses and other assets	(1,206)	(1,655)	(1,425)	(2,529)
Deferred expenses	1,779	1,367	2,781	(1,859)
Accounts payable	(2,494)	1,096	(2,867)	(4,095)
Accrued expenses and other liabilities	399	(2,888)	2,028	60
Accrued compensation and benefits	4,712	(186)	7,402	(4,811)
Accrued restructuring costs and other reserves	—	—	—	(1,139)
Deferred revenue	(2,439)	(1,868)	9,267	9,573
Net cash provided by operating activities	35,159	25,107	112,570	80,856

Cash flows from investing activities
Business acquisitions, net of cash acquired	(855)	(11,851)	(1,330)	(19,288)
Capital expenditures	(3,246)	(4,557)	(11,157)	(12,784)
Net cash used in investing activities	(4,101)	(16,408)	(12,487)	(32,072)

Cash flows from financing activities
Stock issuance costs	(32)	(38)	(82)	(76)
Common stock repurchased	—	(224)	(2,302)	(5,191)
Payments of long-term debt	(20,000)	(301,078)	(67,500)	(351,078)
Proceeds from exercise of stock options	2,421	2,387	6,642	9,110
Proceeds from borrowings on long-term debt	—	192,020	—	192,020
Proceeds from borrowings on revolving credit facility	—	103,208	—	112,208
Common stock purchases under stock repurchase plan	(10,955)	—	(40,930)	—
Debt issuance costs	—	(3,672)	—	(3,672)
Net cash used in financing activities	(28,566)	(7,397)	(104,172)	(46,679)

Effect of exchange rate changes on cash	(5)	(11)	(3)	(11)

Net (decrease) increase in cash and cash equivalents	2,487	1,291	(4,092)	2,094
Cash and cash equivalents, beginning of period	15,906	14,609	22,485	13,806
Cash and cash equivalents, end of period	$18,393	$15,900	$18,393	$15,900

Supplemental cash flow information
Interest paid	$2,767	$5,742	$7,649	$15,286
Income tax paid	$618	$269	$1,520	$820